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                                                                   EXHIBIT 10.08

                                    GUARANTY

     THIS GUARANTY, dated as of July 22, 2003, made by AVATECH SOLUTIONS, INC., a Delaware corporation (the "Parent") is executed in favor of Strategic Partner (name withheld and filed separately with the SEC) (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, Avatech Solutions Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the "Borrower"), is a party to a Loan Agreement dated as of July 22, 2003 (as amended, restated or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Loan Agreement);

     WHEREAS, it is a condition precedent to the obligations of the Lender to make Loans to the Borrower under the Loan Agreement that the Parent shall have executed and delivered this Guaranty; and

     WHEREAS, the Parent will derive substantial direct and indirect benefits from the Loans to be made to the Borrower under the Loan Agreement;

     NOW, THEREFORE, in consideration of the premises contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parent hereby agrees with the Lender, as follows:

     Parent hereby unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of (a) all obligations of the Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Loan Agreement or any other Loan Document, as the same may be amended, modified, extended or renewed from time to time and (b) all expenses paid or incurred by the Lender in enforcing this Guaranty or any other applicable Loan Document against Lender (all such obligations being herein collectively called the "Liabilities"); provided that the liability of the undersigned hereunder shall be limited to the maximum amount of the liabilities which the undersigned may guaranty without rendering this Guaranty void or voidable with respect to the undersigned under any fraudulent conveyance or fraudulent transfer law.

     This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, that at any time or from time to time no Liabilities are outstanding) until all Liabilities have been paid in full or expired (other than contingent indemnification obligations not yet due and payable) and the Loan Agreement is terminated.

     Parent further agrees that if at any time all or any part of any payment theretofore applied by the Lender to any of the Liabilities is or must be rescinded or returned by the Lender for any

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reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Lender had not been made.

     The Lender may, from time to time, at its sole discretion and without notice to Parent, take any or all of the following actions: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Parent, with respect to any of the Liabilities, (b) extend or renew any of the Liabilities for one (1) or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any other obligor with respect to any of the Liabilities, and (c) resort to Parent for payment of any of the Liabilities when due, whether or not the Lender shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

     Any amounts received by the Lender from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities in accordance with the Loan Agreement; and, notwithstanding any payments made by or for the account of Parent pursuant to this Guaranty, Parent shall not exercise any right of subrogation to any rights of the Lender until such time as this Guaranty shall have been terminated and the Lender shall have received payment of the full amount of all Liabilities.

     Parent expressly waives: (a) notice of the acceptance by the Lender of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices (unless expressly provided for under the Loan Documents) whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or guaranty of any Liabilities.

     The creation or existence from time to time of additional Liabilities to the Lender is hereby authorized, without notice to Parent, and shall in no way affect or impair the rights of the Lender or the obligations of Parent under this Guaranty.

     The Lender may from time to time, without notice to Parent, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Lender.

     No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Lender. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender or

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the obligations of Parent under this Guaranty. For purposes of this Guaranty,
Liabilities shall include all obligations of the Company to the Lender arising under or in connection with any Loan Document, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of Parent hereunder.

     All payments by Parent pursuant to this Guaranty shall be made to the Lender for application as set forth in the Loan Agreement.

     Schedule 1 attached sets forth all obligations of other entities that Parent has guaranteed, including the principal amount and material terms of such guarantees. Parent covenants and agrees that it will not guaranty any additional obligations of any entity that exceed $200,000 in the aggregate without the consent of Lender.

     This Guaranty shall be binding upon Parent and its successors and assigns; and all references herein to the Borrower and to Parent, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entity.

     This Guaranty shall be construed in accordance with and governed by the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

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     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                        AVATECH SOLUTIONS, INC.


                                        By: /s/
                                            ------------------------------------
                                        Name: Donald R. "Scotty" Walsh"
                                        Title: Chief Executive Officer

                                        Address:
                                        11403 A Cronhill Drive
                                        Owings Mills, MD 21117